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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     MARCH 10, 2000
                                                    ----------------------------



                              QUEST SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)



         CALIFORNIA                 333-80543                  33-0231678
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)



8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA                           92618
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code         (949) 754-8000
                                                    ----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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ITEM 5   OTHER EVENTS

         On March 9, 2000, the Board of Directors of Quest Software, Inc. ("Quest") approved a 2-for-1 stock split of the Common Stock of Quest (the "Stock Split"). The record date for the Stock Split will be March 20, 2000 and the date of the distribution will be March 31, 2000.

         A copy of the press release announcing the stock split is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7                        FINANCIAL STATEMENTS AND EXHIBITS
                              ---------------------------------
          (c)  Exhibits       The following document is filed as an exhibit to
                              this report:

                 99.1         Press Release dated March 10, 2000.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Quest Software, Inc.



Date:  March 15, 2000                   By: /s/ JOHN J. LASKEY
                                           -------------------------------------
                                        John J. Laskey,
                                        Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibits         The following document is filed as an exhibit to this report:
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  99.1           Press Release dated March 10, 2000.


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